UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2018

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

435 Devon Park Drive, Suite 100, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2018, C. Sean Closkey submitted his resignation from our board of directors and our board of directors accepted his resignation. To the knowledge of our executive officers, C. Sean Closkey had no disagreement with us on any matter relating to our operations, policies or practices.

On February 13, 2018, our board appointed David J. Jacovini, as a Class III director, filling the vacancy resulting from C. Sean Closkey’s resignation. David J. Jacovini has led asset management firms since 2006. He was President and Founder of Innovator Management LLC, a sponsor of mutual funds and exchange traded funds, from 2011 to 2017. He served as Chief Executive Officer and portfolio manager of Academy Asset Management LLC from 2007 to 2015. Between 2007 and 2017 he held the positions of President, Treasurer, and Trustee of the Academy Funds Trust, a registered investment company. Prior to that, he worked on Wall Street as a derivatives marketer at Deutsche Bank AG and as a municipal strategist at Prudential Securities Incorporated. He holds a BA from the College of the Holy Cross and an MBA from the MIT Sloan School of Management.

On February 13, 2018, our board appointed John P. Dogum, as a Class II director, filling the vacancy in the Class II directors. John P. Dogum is a partner at Martin Law where he has been working since 2003. He has concentrated his practice on litigating Pennsylvania workers’ compensation cases since 1992. Mr. Dogum has served as consultant to major insurers in addition to frequently appearing before Workers’ Compensation Judges in the Eastern region of Pennsylvania. Mr. Dogum has argued a case of first impression before the Third Circuit Court of Appeals. He has also litigated claims under the Federal Longshore and Harbor Workers’ Compensation Act. Mr. Dogum has been listed as a Pennsylvania Super Lawyer since 2009 as well as a Top 100 Philadelphia Super Lawyer in 2009. He has been listed as a Best Lawyer since 2013 by Best Lawyers in America. He holds a BS from the Susquehanna University and JD from the Widener University School of Law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

February 20, 2018	By:	Richard J. DePiano, Jr.

Name: Richard J. DePiano, Jr.
Title: CEO